Long Term Debt and Notes Payable	12 Months Ended
Dec. 31, 2013
Long Term Debt and Notes Payable [Abstract]
LONG TERM DEBT AND NOTES PAYABLE
7 – LONG TERM DEBT AND NOTES PAYABLE

Long Term Debt:

Long Term debt consisted of the following:

	December 31, 2013	December 31, 2012
Bank term loan	$141,857	$38,897
Mortgage loan	174,580	180,073
	316,437	218,970
Less current portion	(44,084)	(37,513)
Total long term portion	$272,353	$181,457

On October 21, 2011, the Company entered into a bridge loan agreement (the “Bridge Loan”) in the amount of $250,000 with a third party lender.  The primary purpose was to repay an initial bridge loan and to pay for certain professional fees in connection with the Merger. The Bridge Loan incurred interest at the rate of 12% per annum which was due only in the event the Merger did not materialize. Upon the closing of the Merger, all interest accrued but not paid was deemed cancelled and paid in full and the entire principal amount of the note was automatically converted into an aggregate of 1,343,749 shares of common stock at a conversion price of $0.19 per share which is equal to a discount of 25% of to the purchase price. The loan was converted to stock in February 2012 (See Note 12).

In March 2009, HRAA entered into a term loan with Bank of America which proceeds were used for general working capital needs (the “Term Loan”).  The Term Loan was established as a result of a conversion of a revolving line of credit.  The Term Loan is personally guaranteed by Robert Rubinowitz and Andrea Clark and contains certain restrictive covenants including restrictions on granting liens on the Company's assets. The Term Loan matured in five years and incurred interest at the rate of 6.75% per annum.  The balance due as of December 31, 2012 was approximately $39,000 and is allocated to current and long-term debt line items on the consolidated balance sheet.

On September 19, 2013, HRAA consolidated the above March 2009 Term Loan with the Line of Credit. (See Note 6) The outstanding balance for the Term Loan and the Line of Credit prior to consolidation was $20,697 and $133,334, respectively. The new consolidated term loan is personally guaranteed by Robert Rubinowitz and Andrea Clark and contains restrictive covenants, which among other things, prohibit the Company from granting any security interests or liens on the assets of the Company. Payments of principal and interest are approximately $3,200 per month. The new consolidated term loan matures on September 19, 2017 and incurs interest at a rate per year equal to the bank’s prime rate plus 3.5%. The balance due as of December 31, 2013 for the new consolidated term loan was approximately $142,000 and is included in the accompanying consolidated balance sheet.

The Company has a mortgage related to certain real estate, which houses the Company’s main offices in Plantation, Florida. The loan originated July 2010 in the amount of $192,500 and matures July 2020, when a balloon principal payment of approximately $129,000 becomes due. The loan is collateralized by the real estate and is personally guaranteed by Robert Rubinowitz, a stockholder of the Company. Interest is fixed at 6.625% for the first five years of the loan, and converts to an adjustable rate for the second five years at the Federal Funds Rate plus 3.25%, as established by the United State Federal Reserve. The balance under this mortgage loan as of December 31, 2013 and 2012 was approximately $175,000 and $180,000, respectively and is allocated to the current and long term debt line items in the accompanying consolidated balance sheet. Monthly payments for principal and interest are approximately $1,500 until July 2015, when the total monthly payment may vary due to the adjustable interest rate provision in the note.

Although the Company is current in its payments on these loans, management believes the Company may be in default of certain non-financial covenants. The banks have not notified the Company of any default.

Notes payable:

In December 2012, the Company entered into loan agreements with various investors and issued promissory notes upon receipt of $815,000. The loan agreements have an interest rate of 12% per annum. Principal and interest is payable over 26 months. Additionally, in connection with the financing, the Company issued 2,375,000 shares of common stock to the lenders as loan fees. The fair value per share of $0.28 (based on recent cash sales prices) was used to compute the relative fair value of the shares in accordance with ASC 470-20 which totaled $343,500 which was recorded as a debt discount with a credit to additional paid-in-capital and such discount is being amortized over the term of the loans. The unamortized discount was $114,958 and $338,692 as of December 31, 2013 and 2012, respectively.

In January and February 2013, the Company entered into loan agreements and promissory notes with various investors upon receipt of $1,220,000. The loan agreements have an interest rate of 12% per annum. Principal and interest is payable over 26 months. Additionally, in connection with the financing, the Company issued 5,575,000 shares of common stock to the lenders as loan fees (See Note 12). The fair value per share of $0.28 (based on recent cash sales prices) was used to compute the relative fair value of the shares in accordance with ASC 470-20 which totaled approximately $679,500 which was recorded as a debt discount with a credit to additional paid-in-capital and such discount is being amortized over the term of the loans. The unamortized discount was $350,522 as of December 31, 2013 and the Company recorded $5,850 in accrued interest.

Of the eighteen above-referenced loans, (i) thirteen of the loans are secured by contract accounts receivable of a Company customer which security interest is subordinate to the lender under the factoring agreement, and (ii) one of the loans is secured by the stock of HRAA.

The Company began paying principal and interest on the above-mentioned notes in early 2013 in accordance with the payment terms. In August 2013, the Company converted $402,083 in investor promissory notes for five (5) individuals into one million six hundred eight thousand three hundred and thirty three (1,608,333) shares of common stock at a conversion price of $0.25 per share.  As a result of the conversion the Company expensed $128,452 of the unamortized discount as interest. Additionally, the Company recorded a loss on conversion of $112,584 as a result of issuing stock at a discount from fair market value.

Notes payable consisted of the following:

	December 31, 2013	December 31, 2012
Principal amount of notes payable	$877,500	$815,000
Unamortized discount	(465,480)	(338,692)
Notes payable, net of discount	412,020	476,308
Less current portion	(380,326)	(202,557)
Total Long term portion	$31,694	$273,751

As of December 31, 2013, principal payments required on long-term debt and notes payable over the next five years and thereafter are as follows:

2014	$786,584
2015	179,084
2016	44,084
2017	31,248
2018	5,576
Thereafter	147,361
Total	$1,193,937